Exhibit 10.13

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT (“Agreement”) is entered into effective as of April 1, 2020, by and between: FIRSTBANK, a Tennessee banking corporation, successor-by-merger to Clayton Bank and Trust (“Lender”); BUTTERNUT MHP LAND LLC, a Delaware limited liability company (“Land Borrower”), and BUTTERNUT MHP HOMES LLC, a Delaware limited liability company (“Homes Borrower,” and collectively with Land Borrower, the “Borrowers”; each individually a “Borrower”); and RAYMOND M. GEE (“Original Guarantor”) and MANUFACTURED HOUSING PROPERTIES INC., a Nevada corporation (“New Guarantor” and collectively with Original Guarantor, the “Guarantors”; each individually a “Guarantor”).

RECITALS

A. Lender previously made a loan (as amended and modified herein, the “Loan”) to Land Borrower on March 30, 2017, in the maximum principal amount of $1,162,500.00, evidenced, governed, and secured by the following documents, all dated as of March 30, 2017 (collectively, the “Original Loan Documents”): (i) that certain Loan Agreement by and between Land Borrower and Lender (the “Loan Agreement”); (ii) that certain Promissory Note by Land Borrower payable to the order of Lender in the amount of $1,162,500.00 (the “Note”); (iii) that certain Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by Land Borrower to Lender of record at Book TD256, Page 101 in the Union County, Tennessee Register of Deeds Office (the “Deed of Trust”), covering the real and personal property set forth in the Deed of Trust (the “Mortgaged Property”); (iv) that certain Absolute Assignment of Rents and Leases by Land Borrower to Lender of record at Book TD256, Page 155 in the Union County, Tennessee Register of Deeds Office (the “Assignment”); (v) that certain Guaranty executed by Original Guarantor for the benefit of Lender (the “Original Guaranty”); (vi) that certain Assignment of Ownership Interests by GVest Real Estate Capital LLC, a Delaware limited liability company; (vii) that certain Security Agreement by and between Homes Borrower and Lender (the “Security Agreement”); (viii) that certain Environmental Indemnity Agreement by and between Borrower, Guarantors, and Lender (the “Indemnity”); and (ix) each “Loan Document” (as defined in the Loan Agreement), and each document, instrument, paper, report, or certificate executed, furnished or delivered, or to be executed, furnished or delivered, in connection with the Loan or any Original Loan Document.

B. Land Borrower caused to be issued by Stewart Title Guaranty Company (“Title Company”) that certain Loan Policy of Title Insurance No. M-9302-005170299, dated March 31, 2017, in the amount of the Note (collectively, the “Title Policy”).

C. Borrowers and Guarantors have requested and Lender has now agreed to (i) increase the maximum amount of the Loan by $279,000.00 above the current outstanding principal balance, to the maximum amount of $1,388,019.32, (ii) modify certain other terms of the Loan, and (iii) join Homes Borrower as a co-borrower to the Loan.

D. This Agreement, the Original Loan Documents, the Renewal Note (as defined herein), the First Amendment to Deed of Trust (as defined herein), the First Amendment to Assignment (as defined herein), Additional Guaranty (as defined herein), and all other documents, instruments, papers, reports, or certificates evidencing and securing the Loan or executed or delivered in connection with the foregoing, all as modified, amended, restated, extended or renewed are hereinafter collectively referred to as the “Loan Documents.” Capitalized terms not otherwise defined herein shall have such meaning as set forth in the applicable Loan Documents.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower, and Guarantors hereby agree as follows:

1. Recitals. The above recitals serve as the basis for this Agreement, and are incorporated herein and made a part hereof for all purposes. Borrower, Guarantors, and Lender each hereby acknowledge the above recitals to be true and correct as of the date hereof. The recitals are a substantive, contractual part of this Agreement.

2. Conditions Precedent. The obligation of Lender to increase the maximum amount of the Loan, modify certain other terms of the Loan Documents, or make any additional advances hereunder or under the Loan (all as amended, restated, modified, or extended hereby) is subject to the conditions precedent that Lender shall have received all of the following, in form and substance satisfactory to Lender and its legal counsel, in their absolute discretion:

(a) this Agreement.

(b) the Renewal Note.

(c) that certain Guaranty executed by New Guarantor for the benefit of Lender (the “Additional Guaranty” and with the Original Guaranty, each a “Guaranty”).

(d) that First Amendment to Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing from Land Borrower to Lender dated as of the date hereof (the “First Amendment to Deed of Trust”).

(e) that First Amendment to Absolute Assignment of Rents and Leases from Land Borrower to Lender dated as of the date hereof (the “First Amendment to Assignment”).

(f) That Subordination Agreement by and between Lender and Guarantor dated as of the date hereof.

(g) a closing statement dated as of the date hereof by and between Lender and Borrowers.

(h) such standard Title Policy endorsement(s), or other evidence, satisfactory to Lender, from the Title Company to (i) confirm that the Title Policy has not been reduced or terminated by virtue of the terms and provisions hereof, (ii) that the Deed of Trust as amended by the First Amendment to Deed of Trust constitutes a valid first and prior lien upon the Mortgaged Property, and (iii) that the total title insurance coverage will equal the face amount of the Renewal Note.

(i) UCC-11 search reports on Borrowers from the Secretary of State of Delaware, satisfactory to Lender.

(j) a copy of the resolutions or written consents of Borrowers authorizing the execution and delivery of this Agreement, the Renewal Note, and the execution and delivery of the Loan Documents. a copy of the resolutions or written consents of Additional Guarantor authorizing the execution and delivery of this Agreement, the Additional Guaranty, and the execution and delivery of the Loan Documents.

(k) a certified certificate of existence for Borrowers from the Secretary of State of Delaware and Additional Guarantor from the Secretary of State of Nevada.

(l) a copy of the articles of organization and operating agreement, with all amendments thereto, of Additional Guarantor.

(m) evidence of payment of all past due real estate and ad valorum taxes on the Mortgaged Property.

(n) all fees and expenses (including attorneys’ fees) incurred by Lender in connection with this Agreement and the Loan Documents, including funds in the amount of $1,395.00, which sum shall be in payment of a Loan origination fee due to Lender as additional consideration for the principal increase of the Loan as set forth herein.

(o) evidence that no Event of Default shall have occurred and be continuing hereunder or the Loan Documents, that all representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects, and there shall have been no material adverse change in Borrower’s financial condition or otherwise since the date of the last borrowing hereunder or submission of any financial statement.

3. Current Note Balance. As of the date hereof, the current outstanding principal balance of the Note is $1,109,019.32.

4. Joinder.

(a) Joinder and Assumption of Obligations. Land Borrower and Original Guarantor hereby acknowledges that Homes Borrower has received and reviewed a copy of the Loan Agreement, Note, Deed of Trust, Assignment, and other Original Loan Documents. Homes Borrower hereby acknowledges, covenants, and agrees: (i) that Homes Borrower joins in the execution of, and becomes a party to: (1) the Loan Agreement as a Borrower thereunder, (2) the Note, as a Borrower and maker thereunder, (3) the Indemnity Agreement, as an Indemnitor thereunder, and (4) each other Original Loan Document and Loan Document, in such capacity as set forth therein, as indicated with Home Borrower’s signature below; (ii) to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower under the Loan Agreement, Note, Indemnity, and the other Original Loan Documents, in each case, with the same force and effect as if Homes Borrower was an original signatory thereto and was expressly named as a “Borrower” therein; and (iii) to ratify all terms and assume all rights and interests and perform all applicable duties and obligations of a Borrower under the Loan Agreement, Note, Indemnity, and the other Original Loan Documents jointly and severally with Land Borrower.

(b) Representations, Warranties, and Covenants. Homes Borrower hereby makes all representations, warranties, and covenants set forth in the Loan Agreement, Note, Indemnity, and each other Original Loan Document as of the date hereof. To the extent that any changes in any representation, warranties and covenants require any amendments to the exhibits or schedules to the Loan Agreement, such exhibits and schedules are hereby updated.

5. Increase of Note and Loan. The stated principal amount of the Loan is increased by the amount of TWO HUNDRED SEVENTY-NINE THOUSAND AND NO/l00 DOLLARS ($279,000.00), to the amount of ONE MILLION THREE HUNDRED EIGHTY-EIGHT THOUSAND NINETEEN AND 32/l00 DOLLARS ($1,388,019.32). Borrowers hereby promises to pay to the order of Lender the principal sum of the Note, as hereby increased, or so much thereof as may be advanced, less any repayments of the principal thereof heretofore made, together with interest thereon at the rate, on the dates and in the manner specified in the Renewal Note.

6. Renewal Promissory Note. Contemporaneously with the execution and delivery of this Agreement, Borrowers shall execute and deliver to Lender that certain Amended and Restated Promissory Note (“Renewal Note”) in the principal amount of ONE MILLION THREE HUNDRED EIGHTY-EIGHT THOUSAND NINETEEN AND 32/100 DOLLARS ($1,388,019.32) to evidence the indebtedness originally evidenced by the Note, as increased and modified herein and therein. The Renewal Note shall be in renewal and restatement of the terms and provisions governing the repayment of the indebtedness evidenced by the Note. Notwithstanding such renewal and restatement, Borrower acknowledges that the indebtedness originally evidenced by the Note shall be renewed by and continued in full force and effect (and the Renewal Note shall not extinguish, be substituted for, or effect a novation of the Note) in accordance with the terms and conditions of the Renewal Note, and the Renewal Note shall be secured by the liens and security interests of the Loan Documents, including, without limitation, the Deed of Trust and Assignment, as modified herein and in the First Amendment to Deed of Trust and First Amendment to Assignment.

7. Amendments to Loan Agreement. The Loan Agreement is hereby amended, modified, or restated as follows:

(a) All references to “Seller Financing” shall be deleted upon the repayment in full of the Seller Financing.

(b) The definition of “Guarantors” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Guarantors” means, collectively, Raymond M. Gee, Manufactured Housing Properties Inc., a Nevada corporation, and any other guarantor, surety, or accommodation party with respect to the Loan, and any heir or permitted successor or assign of the foregoing; individually, each is a “Guarantor.”

(c) The definition of “Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “Maturity Date” has that meaning ascribed thereto in the Renewal Note.”

(d) Section 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with “[Reserved].”

(e) Section 2.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.3 Purpose of Loan. The proceeds of the Loan shall be used by Borrower for the purchase of the Premises and for the repayment in full of the Seller Financing.

(f) Section 2.8 of the Loan Agreement is hereby amended by deleting the first (1st) sentence and replacing with: “In the event Borrower desires to sell a Home securing the Loan, then Borrower agrees that concurrently with the closing of the sale Borrower shall pay Lender an amount equal to the lesser of (a) $7,000.00 per Home, or (b) ninety percent (90%) of the net sales price of the Home, provided that such home is sold to a resident of the Premises.”

(g) Section 5.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following.

Section 5.2 Financial Covenants. Until the Indebtedness is paid in full and all other obligations of Borrower to be performed under the Loan Documents shall have been paid and/or performed, Borrower shall maintain the following financial covenant: (i) a minimum Debt Service Coverage Ratio of 1.25:1. All ratios are to be calculated on the twelve (12)-month trailing period ending as of December 31st of each year, beginning December 31, 2020. Compliance with these financial covenants shall be verified by Lender and in the event of a material difference between Borrower’s calculation of a financial covenant and Lender’s determination of a financial covenant, Lender’s determination shall govern absent manifest error. In addition to any other remedies available to Lender hereunder, Borrower shall pay to Lender a fee in the amount of $500.00 for each failure of Borrower to satisfy these financial covenants. For purposes of this Section 5.2, the following terms shall have the following meanings:

(a) “Debt Service Coverage Ratio” means for the applicable annual period, the ratio of Borrower’s Gross Cash Flow (as defined herein) divided by Debt Service (as defined herein) of Borrower, certified by Borrower’s Manager and verified by Lender.

(b) “Gross Cash Flow” means, for any period, an amount equal to the sum of (i) Net Income, plus (ii) to the extent deducted in determining Net Income, (A) interest expense, (B) income tax expense, (C) depreciation and amortization, and (D) all other non-cash charges determined in accordance with generally accepted accounting principles, plus (iii) cash contributions by owners, less (iv) distributions to owners. “Net Income” means, for any period, the net income (or loss) for such period in accordance with generally accepted accounting principles, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets, and (iii) any security deposits or other type deposits or advance rentals paid by tenants. “Debt Service” means, for any period, all annual debt service, including principal and interest payments, due on all debt obligations during the applicable period.

8. Grant. If the increase of the Note and Loan pursuant to this Agreement and the Renewal Note is ever deemed or construed not to constitute a debt or obligation which is a future advance, Borrowers and Lender hereby agree that, from and after the date hereof, the lien of the Deed of Trust, Assignment, and Security Agreement, as amended by the First Amendment to Deed of Trust, First Amendment to Assignment, and this Agreement, shall secure the payment of the aggregate amount of the Loan (as amended hereby), evidenced by the Renewal Note and other Loan Documents. To effectuate same, Borrowers by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, in trust, under and pursuant to the terms and provisions of the Deed of Trust, as amended by the First Amendment to Deed of Trust, to Lender and Lender’s heirs, executors, administrators, personal representatives, successors and assigns, forever, all and singular, the applicable Mortgaged Property, TO HAVE AND TO HOLD the applicable Mortgaged Property, forever, upon and subject to each and every term and provision contained in the Deed of Trust, as amended by the First Amendment to Deed of Trust, all of which are incorporated herein by reference to secure the repayment of the Renewal Note, and the performance by the Borrowers and other parties of the terms, covenants and provisions of the Loan Documents, as hereby modified.

9. Additional Modifications. All references to the “Note” in any of the Loan Documents shall hereinafter hereby refer to the Renewal Note, as the same may be amended, extended and modified from time to time. All references to the “Loan Agreement” in any of the Loan Documents shall hereinafter hereby refer to the Loan Agreement, as amended by this Agreement, and as the same may be amended, extended and modified from time to time. All references in any of the Loan Documents to the “Loan” or the amount constituting the Loan, shall be deemed, from and after the date hereof, to refer to the Loan or the amount constituting the Loan, as amended by this Agreement. All references in any of the Loan Documents to the “Loan,” the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as amended by this Agreement, within the Renewal Note, or within the Loan Documents. All references to the “Loan Documents” in any of the Loan Documents shall hereinafter hereby refer to the Loan Documents, as defined in and amended by this Agreement, and as the same may be amended, extended and modified from time to time. All references to the “Deed of Trust” in any of the Loan Documents shall hereinafter hereby refer to the Deed of Trust, as amended by the First Amendment to Deed of Trust, and as the same may be amended, extended and modified from time to time. All references to the “Assignment of Rents” in any of the Loan Documents shall hereinafter hereby refer to the Assignment of Rents, as amended by the First Amendment to Assignment, and as the same may be amended, extended and modified from time to time.

10. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, each Guarantor or any third party to Lender, as evidenced by the Loan Documents. Borrowers and each Guarantor hereby acknowledge, agree and represent that (a) Borrowers are indebted to Lender pursuant to the terms of the Renewal Note; (b) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (c) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (d) there are no claims, offsets, defenses or counterclaims arising from any of Lender’s acts or omissions with respect to the Mortgaged Property, the Loan Documents or Lender’s performance under the Loan Documents or with respect to the Mortgaged Property; (e) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers and each Guarantor, as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, they are true and correct in all material respects as of such earlier date; and (f) Borrowers and each Guarantor are not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default of such party’s obligations under the terms and provisions of the Loan Documents. As to any facts which Borrowers or any Guarantor have knowledge, which give rise to any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

11. Acknowledgment by Guarantors. By its execution hereof, each Guarantor hereby (a) acknowledges and consents to the terms and provisions hereof; (b) irrevocably and unconditionally, guarantees to Lender, jointly and severally, the prompt and punctual payment and performance of the Renewal Note in accordance with the terms of the Guaranty; (c) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Lender; (d) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Loan, Renewal Note, and other Loan Documents as modified hereby, including, without limitation, that the Guaranteed Obligations (as defined in the Guaranties) incorporates and includes the Renewal Note; (e) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (f) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of each Guarantor as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, they are true and correct in all material respects as of such earlier date; and (g) acknowledges that Lender has satisfied and performed its covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of Lender has or will give rise to any cause of action or other claim against Lender for breach of the Guaranty or other Loan Documents or otherwise.

12. Miscellaneous Provisions.

(a) No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.

(b) Notices. Notices or other communications required or permitted under this Agreement or the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents to the address of Borrowers and Guarantors to: 136 Main Street, Pineville, North Carolina 28134.

(c) Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company or any title agency, appraisal and appraisal review fees, and reasonable fees and expenses of legal counsel to Lender.

(d) Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.

(e) Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect.

(f) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to provisions regarding conflicts of law, except as otherwise expressly stated herein. Borrower hereby submits to the jurisdiction of any United States Federal or Tennessee State court sitting in Knoxville, Tennessee, and agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined exclusively in such courts.

(g) Waiver of Jury Trial. LENDER, BORROWER, AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF LENDER, BORROWER, OR GUARANTORS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

(h) Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

(i) Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

(j) Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

(k) Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

(l) Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

(m) Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

(n) Electronic Transmission. The parties agree that if a paper original of this Agreement executed by one or more of the parties is sent by electronic transmission (an “Executed Copy”), (i) the Executed Copy shall be treated in all respects as a paper original of this Agreement executed by the same parties whose signatures appear on the Executed Copy and (ii) the Executed Copy shall have the same binding and legal effect as a paper original of this Agreement executed by the same parties whose signatures appear on the Executed Copy. At the request of any party who receives an Executed Copy, this Agreement shall be re-executed by the parties who signed the Executed Copy and the executed paper original Agreement shall be sent to the requesting party by any method permitted herein other than by electronic transmission. Each of the parties further agree that it will not raise the transmission of this Agreement or the Executed Copy by electronic transmission as a defense in any proceeding or action in which the validity of this Agreement is at issue and hereby forever waives such defense. “Electronic transmission” means any form of communication, such as facsimile or email, not directly involving the physical transmission of actual paper, which creates a record of the actual paper that may be retained, retrieved, reviewed and printed by the recipient.

(o) Notice of Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[Signature page follows]

This Modification Agreement is EXECUTED effective as of the date first above written.

LENDER:

FIRSTBANK

By:	/s/ Chris Price
Chris Price, MH Relationship Manager, AVP

[Signature page continues]

This Modification Agreement is EXECUTED effective as of the date first above written.

BORROWERS:

BUTTERNUT MHP LAND LLC

By:	/s/ Raymond M. Gee
Raymond M. Gee, Manager

STATE OF NORTH CAROLINA)

COUNTY OF MECKLENBURG)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of Butternut MHP Land LLC, a Delaware limited liability company, the within named bargainor, and that he as such Manager, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in such capacity.

Witness my hand and seal, this 30 day of March, 2020.

/s/ Janalyn M Bailey
Notary Public

My Commission Expires: 03/25/2024

BUTTERNUT MHP HOMES LLC
By:	/s/ Raymond M. Gee
Raymond M. Gee, Manager

STATE OF NORTH CAROLINA)

COUNTY OF MECKLENBURG)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of Butternut MHP Homes LLC, a Delaware limited liability company, the within named bargainor, and that he as such Manager, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in such capacity.

Witness my hand and seal, this 30 day of March, 2020.

/s/ Janalyn M Bailey
Notary Public

My Commission Expires: 03/25/2024

[Signature page continues]

This Modification Agreement is EXECUTED effective as of the date first above written.

GUARANTORS:

/s/ Raymond M. Gee
Raymond M. Gee

STATE OF NORTH CAROLINA)

COUNTY OF MECKLENBURG)

Before me, the undersigned authority, a Notary Public in and for said county and state, personally appeared the within named bargainor, Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and executed the within instrument for the purposes therein contained by signing his name above.

Witness my hand and seal, this 30 day of March, 2020.

/s/ Janalyn M Bailey
Notary Public

My Commission expires: 03/25/2024

MANUFACTURED HOUSING PROPERTIES INC.
By:	/s/ Raymond M. Gee
Raymond M. Gee, Chief Executive Officer

STATE OF NORTH CAROLINA)

COUNTY OF MECKLENBURG)

Before me, the undersigned, a Notary Public of said County and State, personally appeared Raymond M. Gee, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Chief Executive Officer of MANUFACTURED HOUSING PROPERTIES INC., a Nevada corporation, the within named bargainor, and that he as such Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in such capacity.

Witness my hand and seal, this 30 day of March, 2020.

/s/ Janalyn M Bailey
Notary Public

My Commission Expires: 03/25/2024